UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

_____________________

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2015

GP INVESTMENTS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37397	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 E. 52nd Street, Suite 5003
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

(212) 430-4340

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 19, 2015, the registration statement (File No. 333-203500) (the “Registration Statement”), as amended, for GP Investments Acquisition Corp.’s (the “Company”) initial public offering (“IPO”) was declared effective by the Securities and Exchange Commission. In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

•	An Underwriting Agreement, dated May 19, 2015, between the Company and Citigroup Global Markets Inc. as representative of the several underwriters.

•	The Amended and Restated Memorandum and Articles of Association.

•	A Warrant Agreement, dated May 19, 2015, between the Company and Continental Stock Transfer & Trust Company.

•	An Investment Management Trust Agreement, dated May 19, 2015, between the Company and Continental Stock Transfer & Trust Company.

•	A Registration Rights Agreement, dated May 19, 2015, between the Company and certain security holders.

•	A Sponsor Warrants Purchase Agreement, dated May 19, 2015, between the Company and GPIC, Ltd.

•	An Indemnity Agreement, dated May 14, 2015, between the Company and Antonio Bonchristiano.

•	An Indemnity Agreement, dated May 14, 2015, between the Company and Fersen Lambranho.

•	An Indemnity Agreement, dated May 14, 2015, between the Company and Jaime Szulc.

•	An Indemnity Agreement, dated May 14, 2015, between the Company and Christopher Brotchie.

•	An Indemnity Agreement, dated May 14, 2015, between the Company and Fernando d’Ornellas Silva.

•	An Administrative Services Agreement, dated May 19, 2015, by and among the Company, GPIC, Ltd. and GP North America, LLC.

•	An Insider Letter among the Company, and its officers, its directors, GPIC, Ltd. and GPIAC, LLC.

•	A Securities Escrow Agreement among Continental Stock Transfer & Trust Company, and the Company, GPIC, Ltd., GPIAC, LLC, Jaime Szulc, Christopher Brotchie and Fernando d’Ornellas Silva.

Item 8.01	Other Events.

On May 26, 2015, the Company consummated its IPO of 17,250,000 units (the “Public Units”) of the Company, whereby each such unit (“Unit”) consists of one ordinary share of the Company, par value $0.0001 per share (“Ordinary Share”), and one-half of one warrant of the Company (“Warrant”), each whole Warrant to purchase one Ordinary Share at an exercise price of $11.50 per Ordinary Share, including 2,250,000 Units issued pursuant to the full exercise of the underwriters’ over-allotment option. The Public Units were sold at a price of $10.00 per share, generating gross proceeds to the Company of $172,500,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of 6,062,500 warrants (the “Private Placement Warrants”) at a purchase price of $1.00 per Private Placement Warrant, to the Company’s sponsor, GPIC, Ltd. (the “Sponsor”), generating gross proceeds to the Company of $6,062,500. The Private Placement Warrants are identical to the warrants sold as part of the Public Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or its permitted transferees, and they may be exercised by the holders on a cashless basis.

A total of $172,500,000, comprised of approximately $168,187,500 of the proceeds from the IPO, including approximately $6,037,500 of underwriters’ deferred discount, and $4,312,500 of the proceeds of the sale of the Private Placement Warrants were placed in a trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. These funds will not be released until the earlier of the Company’s completion of its initial business combination or the redemption of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the offering, although the Company may withdraw the interest earned on the funds held in the trust account to pay franchise and income taxes.

An audited balance sheet as of May 26, 2015, reflecting the Company’s receipt of the IPO proceeds and the proceeds of the sale of the Private Placement Warrants, has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

On May 26, 2015, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the full exercise of the underwriters’ over-allotment option.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated May 19, 2015, between the Company and Citigroup Global Markets Inc. as representative of the several underwriters.

3.2	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated May 19, 2015, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated May 19, 2015, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated May 19, 2015, between the Company and certain security holders.

10.3	Sponsor Warrants Purchase Agreement, effective as of May 26, 2015, between the Company and GPIC, Ltd.

10.4	Indemnity Agreement, dated May 14, 2015, between the Company and Antonio Bonchristiano.

10.5	Indemnity Agreement, dated May 14, 2015, between the Company and Fersen Lambranho.

10.6	Indemnity Agreement, dated May 14, 2015, between the Company and Jaime Szulc.

10.7	Indemnity Agreement, dated May 14, 2015, between the Company and Christopher Brotchie.

10.8	Indemnity Agreement, dated May 14, 2015, between the Company and Fernando d’Ornellas Silva.

10.9	Administrative Services Agreement, dated May 19, 2015, by and among the Company, GPIC, Ltd. and GP North America, LLC.

10.10	Insider Letter among the Company, and its officers, its directors, GPIC, Ltd. and GPIAC, LLC.

10.11	Securities Escrow Agreement among Continental Stock Transfer & Trust Company, and the Company, GPIC, Ltd., GPIAC, LLC, Jaime Szulc, Christopher Brotchie and Fernando d’Ornellas Silva.

99.1	Audited balance sheet, as of May 26, 2015.

99.2	Press Release, dated May 26, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP Investments Acquisition Corp.

Date: June 1, 2015	By:	/s/ Antonio Bonchristiano
	Name:	Antonio Bonchristiano
	Title:	Chief Executive Officer & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated May 19, 2015, between the Company and Citigroup Global Markets Inc. as representative of the several underwriters.

3.2	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated May 19, 2015, between the Company and Continental Stock Transfer & Trust Company.

10.1	Investment Management Trust Agreement, dated May 19, 2015, between the Company and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated May 19, 2015, between the Company and certain security holders.

10.3	Sponsor Warrants Purchase Agreement, effective as of May 26, 2015, between the Company and GPIC, Ltd.

10.4	Indemnity Agreement, dated May 14, 2015, between the Company and Antonio Bonchristiano.

10.5	Indemnity Agreement, dated May 14, 2015, between the Company and Fersen Lambranho.

10.6	Indemnity Agreement, dated May 14, 2015, between the Company and Jaime Szulc.

10.7	Indemnity Agreement, dated May 14, 2015, between the Company and Christopher Brotchie.

10.8	Indemnity Agreement, dated May 14, 2015, between the Company and Fernando d’Ornellas Silva.

10.9	Administrative Services Agreement, dated May 19, 2015, by and among the Company, GPIC, Ltd. and GP North America, LLC.

10.10	Insider Letter among the Company, and its officers, its directors, GPIC, Ltd. and GPIAC, LLC.

10.11	Securities Escrow Agreement among Continental Stock Transfer & Trust Company, and the Company, GPIC, Ltd., GPIAC, LLC, Jaime Szulc, Christopher Brotchie and Fernando d’Ornellas Silva.

99.1	Audited balance sheet, as of May 26, 2015.

99.2	Press Release, dated May 26, 2015.